UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 26, 2010

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2775, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

DCP Midstream Partners, LP, (the “Partnership”) is filing this Current Report on Form 8-K (this “Report”) in connection with the anticipated filing with the Securities and Exchange Commission (“SEC”) of a shelf registration statement on Form S-3 relating to the offering of securities (the “Securities”) of the Partnership and its subsidiary, DCP Midstream Operating, LP (“DCP Operating”). The new shelf registration statement will replace the Partnership’s existing shelf registration statement that expires in November 2010. The Securities, including debt securities of DCP Operating that will be unconditionally guaranteed by the Partnership, may be offered for sale from time to time. This Report adds Note 14 to the Partnership’s unaudited condensed consolidated financial statements included within Part I, Item 1 of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (the “First Quarter 2010 Form 10-Q”), filed with the SEC on May 10, 2010.

The Partnership is providing the additional note to the Partnership’s financial statements to provide condensed consolidating financial information in accordance with Rule 3-10(c) of Regulation S-X promulgated by the SEC because the debt securities may be fully and unconditionally guaranteed by the Partnership. To reflect the addition of Note 14 to the Partnership’s First Quarter 2010 Form 10-Q, Part 1, Item 1 of the First Quarter 2010 Form 10-Q is being amended in its entirety and is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Because this Current Report is being filed only for the purposes described above, and only affects the Item specified above, the other information contained in the First Quarter 2010 Form 10-Q remains unchanged. No attempt has been made in this Current Report nor in the Exhibit hereto to modify or update disclosures in the First Quarter 2010 Form 10-Q except as described above. Accordingly, this Current Report should be read in conjunction with the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”) and the Partnership’s filings with the SEC subsequent to the filing of the 2009 Form 10-K, including the First Quarter 2010 Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Update to the Partnership’s First Quarter 2010 Form 10-Q. Part I, Item 1. Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary

May 26, 2010

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Update to the Partnership’s First Quarter 2010 Form 10-Q. Part I, Item 1. Financial Statements.